POWER OF ATTORNEY OF IBM DIRECTOR



          KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director of International Business Machines Corporation, a New York corporation, which will file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Law, an Annual Report for 1993 on Form 10-K, hereby constitutes and appoints Louis V. Gerstner, Jr., Jerome B. York, Lawrence A. Zimmerman, John E. Hickey and Robert S. Stone his or her true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, for him or her and in his or her name, place and stead, in any and all capacities, to sign said 10-K Annual Report and any and all amendments thereto, and to file them so signed, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 22nd day of February 1994.



                                      /s/ HAROLD BROWN
                                   ______________________________
                                          Harold Brown

                POWER OF ATTORNEY OF IBM DIRECTOR



          KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director of International Business Machines Corporation, a New York corporation, which will file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Law, an Annual Report for 1993 on Form 10-K, hereby constitutes and appoints Louis V. Gerstner, Jr., Jerome B. York, Lawrence A. Zimmerman, John E. Hickey and Robert S. Stone his or her true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, for him or her and in his or her name, place and stead, in any and all capacities, to sign said 10-K Annual Report and any and all amendments thereto, and to file them so signed, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 22nd day of February 1994.



                                     /s/ JAMES E. BURKE
                                   ______________________________
                                         James E. Burke

                POWER OF ATTORNEY OF IBM DIRECTOR



          KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director of International Business Machines Corporation, a New York corporation, which will file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Law, an Annual Report for 1993 on Form 10-K, hereby constitutes and appoints Louis V. Gerstner, Jr., Jerome B. York, Lawrence A. Zimmerman, John E. Hickey and Robert S. Stone his or her true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, for him or her and in his or her name, place and stead, in any and all capacities, to sign said 10-K Annual Report and any and all amendments thereto, and to file them so signed, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 22nd day of February 1994.



                                   /s/ THOMAS F. FRIST, JR.
                                   ______________________________
                                       Thomas F. Frist, Jr.

                POWER OF ATTORNEY OF IBM DIRECTOR



          KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director of International Business Machines Corporation, a New York corporation, which will file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Law, an Annual Report for 1993 on Form 10-K, hereby constitutes and appoints Louis V. Gerstner, Jr., Jerome B. York, Lawrence A. Zimmerman, John E. Hickey and Robert S. Stone his or her true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, for him or her and in his or her name, place and stead, in any and all capacities, to sign said 10-K Annual Report and any and all amendments thereto, and to file them so signed, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 22nd day of February 1994.



                                      /s/  FRITZ GERBER
                                   ______________________________
                                           Fritz Gerber

                POWER OF ATTORNEY OF IBM DIRECTOR



          KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director of International Business Machines Corporation, a New York corporation, which will file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Law, an Annual Report for 1993 on Form 10-K, hereby constitutes and appoints Louis V. Gerstner, Jr., Jerome B. York, Lawrence A. Zimmerman, John E. Hickey and Robert S. Stone his or her true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, for him or her and in his or her name, place and stead, in any and all capacities, to sign said 10-K Annual Report and any and all amendments thereto, and to file them so signed, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 22nd day of February 1994.



                                    /s/ LOUIS V. GERSTNER, JR.
                                   ______________________________
                                        Louis V. Gerstner, Jr.

                POWER OF ATTORNEY OF IBM DIRECTOR



          KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director of International Business Machines Corporation, a New York corporation, which will file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Law, an Annual Report for 1993 on Form 10-K, hereby constitutes and appoints Louis V. Gerstner, Jr., Jerome B. York, Lawrence A. Zimmerman, John E. Hickey and Robert S. Stone his or her true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, for him or her and in his or her name, place and stead, in any and all capacities, to sign said 10-K Annual Report and any and all amendments thereto, and to file them so signed, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 22nd day of February 1994.



                                    /s/ JUDITH RICHARDS HOPE
                                   ______________________________
                                        Judith Richards Hope

                POWER OF ATTORNEY OF IBM DIRECTOR



          KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director of International Business Machines Corporation, a New York corporation, which will file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Law, an Annual Report for 1993 on Form 10-K, hereby constitutes and appoints Louis V. Gerstner, Jr., Jerome B. York, Lawrence A. Zimmerman, John E. Hickey and Robert S. Stone his or her true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, for him or her and in his or her name, place and stead, in any and all capacities, to sign said 10-K Annual Report and any and all amendments thereto, and to file them so signed, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 22nd day of February 1994.



                                    /s/ NANNERL O. KEOHANE
                                   ______________________________
                                        Nannerl O. Keohane

                POWER OF ATTORNEY OF IBM DIRECTOR



          KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director of International Business Machines Corporation, a New York corporation, which will file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Law, an Annual Report for 1993 on Form 10-K, hereby constitutes and appoints Louis V. Gerstner, Jr., Jerome B. York, Lawrence A. Zimmerman, John E. Hickey and Robert S. Stone his or her true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, for him or her and in his or her name, place and stead, in any and all capacities, to sign said 10-K Annual Report and any and all amendments thereto, and to file them so signed, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 22nd day of February 1994.



                                     /s/  CHARLES F. KNIGHT
                                   ______________________________
                                          Charles F. Knight

                POWER OF ATTORNEY OF IBM DIRECTOR



          KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director of International Business Machines Corporation, a New York corporation, which will file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Law, an Annual Report for 1993 on Form 10-K, hereby constitutes and appoints Louis V. Gerstner, Jr., Jerome B. York, Lawrence A. Zimmerman, John E. Hickey and Robert S. Stone his or her true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, for him or her and in his or her name, place and stead, in any and all capacities, to sign said 10-K Annual Report and any and all amendments thereto, and to file them so signed, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 22nd day of February 1994.



                                      /s/ THOMAS S. MURPHY
                                   ______________________________
                                          Thomas S. Murphy

                POWER OF ATTORNEY OF IBM DIRECTOR



          KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director of International Business Machines Corporation, a New York corporation, which will file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Law, an Annual Report for 1993 on Form 10-K, hereby constitutes and appoints Louis V. Gerstner, Jr., Jerome B. York, Lawrence A. Zimmerman, John E. Hickey and Robert S. Stone his or her true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, for him or her and in his or her name, place and stead, in any and all capacities, to sign said 10-K Annual Report and any and all amendments thereto, and to file them so signed, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 22nd day of February 1994.



                                        /s/  JOHN R. OPEL
                                   ______________________________
                                             John R. Opel

                POWER OF ATTORNEY OF IBM DIRECTOR



          KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director of International Business Machines Corporation, a New York corporation, which will file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Law, an Annual Report for 1993 on Form 10-K, hereby constitutes and appoints Louis V. Gerstner, Jr., Jerome B. York, Lawrence A. Zimmerman, John E. Hickey and Robert S. Stone his or her true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, for him or her and in his or her name, place and stead, in any and all capacities, to sign said 10-K Annual Report and any and all amendments thereto, and to file them so signed, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 22nd day of February 1994.



                                      /s/  PAUL J. RIZZO
                                   ______________________________
                                           Paul J. Rizzo

                POWER OF ATTORNEY OF IBM DIRECTOR



          KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director of International Business Machines Corporation, a New York corporation, which will file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Law, an Annual Report for 1993 on Form 10-K, hereby constitutes and appoints Louis V. Gerstner, Jr., Jerome B. York, Lawrence A. Zimmerman, John E. Hickey and Robert S. Stone his or her true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, for him or her and in his or her name, place and stead, in any and all capacities, to sign said 10-K Annual Report and any and all amendments thereto, and to file them so signed, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 22nd day of February 1994.



                                      /s/ JOHN B. SLAUGHTER
                                   ______________________________
                                          John B. Slaughter

                POWER OF ATTORNEY OF IBM DIRECTOR



          KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director of International Business Machines Corporation, a New York corporation, which will file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Law, an Annual Report for 1993 on Form 10-K, hereby constitutes and appoints Louis V. Gerstner, Jr., Jerome B. York, Lawrence A. Zimmerman, John E. Hickey and Robert S. Stone his or her true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, for him or her and in his or her name, place and stead, in any and all capacities, to sign said 10-K Annual Report and any and all amendments thereto, and to file them so signed, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 22nd day of February 1994.



                                   /s/ LODEWIJK C. VAN WACHEM
                                   ______________________________
                                       Lodewijk C. Van Wachem

                POWER OF ATTORNEY OF IBM DIRECTOR



          KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director of International Business Machines Corporation, a New York corporation, which will file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Law, an Annual Report for 1993 on Form 10-K, hereby constitutes and appoints Louis V. Gerstner, Jr., Jerome B. York, Lawrence A. Zimmerman, John E. Hickey and Robert S. Stone his or her true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, for him or her and in his or her name, place and stead, in any and all capacities, to sign said 10-K Annual Report and any and all amendments thereto, and to file them so signed, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 22nd day of February 1994.



                                    /s/  EDGAR S. WOOLARD, JR.
                                   ______________________________
                                         Edgar S. Woolard, Jr.